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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of
earliest event reported):                                          June 30, 1997

                          THE FRESH JUICE COMPANY, INC.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                    0-15320                   11-2771046
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(State or other             (Commission file          (IRS employer
 jurisdiction of             number)                   identification no.)
 incorporation)




      35 Walnut Avenue, Suite 4, Clark, New Jersey                 07066
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        (Address of principal executive offices)                (Zip Code)




     Registrant's telephone number, including area code:         (908) 396-1112
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            Item 5. Other Events.

            By Unanimous Written Consent of the Board of Directors dated June 20, 1997, The Fresh Juice Company, Inc. (the "Company") increased the size of its Board of Directors from four members to five members, and approved an amendment to the Company's By-laws to provide that the Company's Board of Directors shall consist of five (5) members.

            Jeffrey Heavirland, the President and Chief Executive Officer of the Company's wholly owned subsidiary, The Fresh Juice Company of California, Inc., has been elected to fill the newly-created directorship.

            In connection with the increase in size of the Company's Board of Directors, Steven M. Bogen ("Bogen"), the Company's Co-Chairman and Chief Executive Officer, and Steve Smith ("Smith"), the Company's Co-Chairman and President, executed a Modification of Stockholders' Agreement pursuant to which that certain Stockholders' Agreement between Bogen and Smith dated March 31, 1997 has been modified to eliminate the requirements that (i) the number of directors of the Company remain at an even number; (ii) Bogen and Smith each nominate one-half of the number of directors eligible for election each year; and (iii) Bogen and Smith each vote for the other's nominees for director. These requirements have been replaced with the requirements that (i) Bogen and Smith shall each have the right to designate two of the nominees to the Board of Directors of the Company (collectively, the "Management Nominees"); (ii) future expansion of the size of the Company's Board of Directors shall be determined by majority vote of the Board of Directors; and (iii) with the exception of the Management Nominees, any future nominee(s) for election to serve as a member of the Company's Board of Directors shall not be deemed to be one of the Management Nominees as that term is defined


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in Section 1(a) of the Stockholders' Agreement and such nominee(s) shall be nominated and elected in accordance with the Company's By-laws and Delaware General Corporation Law.

            The Company's news release, issued in connection with this event on June 30, 1997, and the Modification of Stockholders' Agreement each appear as an Exhibit to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

            Item 7.     Financial Statements and Exhibits.

            EXHIBIT NO.             DESCRIPTION
            10(i)                   Modification of Stockholders' Agreement
                                    dated June 20, 1997.

            99                      News Release dated June 30, 1997.


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                                    SIGNATURE

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                             THE FRESH JUICE COMPANY, INC.



                             By: /s/ Steven M. Bogen
                                ---------------------------------
                                     Steven M. Bogen, Chief Executive Officer


Dated:  July 8, 1997


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                                INDEX TO EXHIBITS

            EXHIBIT NO.             DESCRIPTION
            10(i)                   Modification of Stockholders' Agreement
                                    dated June 20, 1997.

            99                      News Release dated June 30, 1997.


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